UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2010

Lancaster Colony Corporation
 (Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 West Broad Street Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 614-224-7141

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The rights issued pursuant to the Rights Agreement, dated as of April 20, 2000, by and between Lancaster Colony Corporation (the “Company”) and The Huntington National Bank, commonly known as a “poison pill,” expired by their terms on April 20, 2010 without replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation
(Registrant)

Date: April 21, 2010

By: /s/John L. Boylan
John L. Boylan
Treasurer, Vice President,
Assistant Secretary,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)